Filed with the Securities and Exchange Commission on May 7, 2004
1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 143	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 145	☒

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Numbers, Including Area Code) (414) 765-5340

Eric M. Banhazl
Advisors Series Trust
2020 E. Financial Way, Suite 100
Glendora, California 91741
(Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24 th Floor
San Francisco, California 94105-3441

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)

☐	on ___________________ pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on ___________________ pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, Dated July 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Chase Mid-Cap Growth Fund
300 Preston Avenue, Suite 403
Charlottesville, Virginia 22902-5091

Investment Advisor: (434) 293-9104
Shareholder Services: (toll free) 1-888-861-7556

This prospectus describes the Chase Mid-Cap Growth Fund (the "Fund"), a series of shares of The Advisors Series Trust (the "Trust"). Two classes of shares are described in this prospectus. Currently, the Fund only offers Class A Shares. The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

Risk/Return Summary	2
Fund Performance	3
Fees and Expenses	4
Management	6
Shareholder Information	7
Distribution Arrangements	11
Distributions and Taxes	14
Shareholder Communications	14
Financial Highlights	15
Privacy Notice	18
For More Information	19

More detailed information on all subjects covered in this prospectus is contained in the Fund’s Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

Chase Mid-Cap Growth Fund
RISK/RETURN SUMMARY
Investment Objective:

Capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies that have a mid-size market capitalization (a "mid-cap company"). This is not a fundamental policy and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior notice. The Advisor considers a mid-cap company to be one that has a market capitalization of between $1 billion and $15 billion. Equity securities may include, but are not limited to, common stocks, preferred stocks, convertible securities and American Depositary Receipts ("ADRs"). In addition, the Fund may invest a portion of its assets in foreign issuers through the use of depositary receipts such as ADRs.

The Advisor screens a universe of approximately 5,000 companies and selects securities it believes presents the potential for growth using quantitative fundamental and technical analysis. The fundamental factors considered include a security’s growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the Advisor rely on both internal and external research sources and on information provided by management of companies being considered.

In buying and selling portfolio securities, the Advisor sets its initial price targets. The Advisor continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Types of Securities:

The Fund invests primarily in the following securities:

  Common Stocks
  Convertible Securities
  American Depositary Receipts

Please review the SAI for further descriptions of these securities. The SAI also provides information on other investment strategies the Fund may pursue from time to time.

Principal Risks:

Your investment in the Fund is subject to certain risks. Therefore, you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Other principal risks you should consider include:

Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

Mid-Cap Company Risk – A medium capitalization company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Diversification Risk – The Fund is not diversified, which means that it may invest a larger percentage of its assets in a smaller number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

Foreign Security Risk – The Fund may invest in foreign issuers through depositary receipts such as ADRs. Foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. Foreign companies may not be subject to the same accounting and financial reporting standards as are domestic companies. Certain countries do not honor legal rights available in the U.S. In addition, there is the possibility of excessive taxation, government seizure of company assets and other political developments that could affect U.S. investments in foreign countries.

Who May Want to Invest:

The Fund is intended for investors who are willing to hold their shares for a long period of time (e.g., in preparation for retirement); and/or are diversifying their investment portfolio by investing in a mutual fund that invests in securities of mid-cap companies.

FUND PERFORMANCE

Performance Information:

The Chase Mid-Cap Growth Fund began operations on January 1, 2001, as a mutual fund organized as a series of The World Funds, Inc., a Maryland corporation ("the Predecessor Mid Cap Fund"). On September 1, 2002, the Predecessor Fund changed its investment advisor and investment objectives. Recently, the Predecessor Mid Cap Fund reorganized into the Chase Mid-Cap Growth Fund, a newly formed series of Advisors Series Trust (the "Trust"). The Chase Mid-Cap Growth Fund ( the "Fund") has adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Mid Cap Fund.

The bar chart and table below show how the Predecessor Mid Cap Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Predecessor Mid Cap Fund. The Fund has not commenced operation of the Class C Shares of the Fund. The returns shown below are for Class A Shares of the Predecessor Mid Cap Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart figures do not include any sales charges. If sales charges were included, the returns would be lower. The table compares the average annual total returns of Class A Shares of the Predecessor Mid Cap Fund for the period ended December 31, 2003 to the Russell Mid-Cap Growth Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future. For the periods presented in the table below, the Predecessor Mid Cap Fund did not impose a front-end sales charge on purchases of Class A Shares and does not intend to impose a front-end sales charge on purchases of Class A Shares through January 20, 2005. The bar chart and table reflect performance information from the period that the Advisor began providing advisory services.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 8.39% (quarter ending 12/31/03) and the lowest return for a calendar quarter was -3.23% (quarter ending 12/31/02).

	Average Annual Total Return
	(for the periods ending December 31, 2003)
PREDECESSOR MID CAP FUND		Since
	1 Year	September 1, 2002
Class A Shares
Return Before Taxes without a front-end sales
charge (1)	18.50%	8.99%
Return Before Taxes with a front-end Sales charge (2)	11.69%	4.25%
Return After Taxes on Distributions (2)(3)	11.69%	4.25%
Return After Taxes on Distributions and Sale of Fund
Shares (2)(3)	7.60%	3.61%
Russell Mid-Cap Growth Index (4)	42.71%	31.02%

(1)    For the periods presented, the Predecessor Mid Cap Fund did not impose a front-end sales charge on purchases of Class A Shares and does not intend to impose a front-end sales charge on purchases of Class A Shares through January 20, 2005.

(2)    These returns represent the performance of the Predecessor Mid Cap Fund but have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of shares if it had been imposed on purchases during the periods presented.

(3)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)    The Russell Mid-Cap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect deductions for fees, expenses or taxes that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.75% (1)(2)	None
Maximum Deferred Sales Charge (Load)	None	2.00% (3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
Distributions	None	None
Redemption Fees	2.00% (2)	None
Exchange Fees	None	None
Estimated Annual Operating Expenses
(expenses that are deducted from Fund assets)
Advisory Fee	1.00%	1.00%
Distribution (12b-1) Fees	None	0.75%
Other Expenses	1.47%	1.47%
Service Fees	0.25%	0.25%
Total Annual Fund Operating Expenses	2.72%	3.47%
Fee Waiver and/or Expense Reimbursements (4)	1.24%	1.24%
Net Expenses	1.48%	2.23%

(1)    The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

(2)    If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% redemption fee. The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The charge is a percentage of the net asset value at the time of purchase.

(3)    A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charge is a percentage of the net asset value at the time of purchase.

(4)     The Advisor has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005 so that the ratio of total annual operating expenses for the Fund’s Class A Shares is limited to 1.48% and 2.23% for the Fund’s Class C Shares. The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares (1)	$717	$1,016	$1,337	$2,242
Class A Shares w/o load (2)	151	468	808	1,768
Class C Shares	226	697	1,195	2,565
Class C w/redemption	426	697	1,195	2,565

(1)    With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary.

(2)    The sales charge for Class A Shares is being waived until January 20, 2005

MANAGEMENT

Investment Advisor
The registered investment advisor of the Fund is Chase Investment Counsel Corporation (the "Advisor"), 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091. The Advisor and a predecessor proprietorship, have provided asset management services to individuals and institutional investors since 1957.  As of December 31, 2003, the Advisor managed approximately $2.5 billion in assets.

The Advisor manages the Fund in accordance with its investment objective and policies. The Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities. For the advisory services provided by the Advisor to the Fund, the Advisor is entitled to receive an advisory fee payable monthly and calculated at the annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2003 the Advisor waived fees of $15,681 and reimbursed expenses of $71,085.

Portfolio Managers
Mr. Derwood S. Chase, Jr. and Mr. David B. Scott are principally responsible for the portfolio management of the Fund. From September 1, 2002 to ______________, Mr. Chase and Mr. Scott performed the same roles for the Predecessor Mid Cap Fund. Mr. Chase, who controls the Advisor, has been President of the Advisor since its founding and has been active in the investment field professionally for more than forty years. The senior portfolio manager, Mr. Scott, who has been Senior Vice President of the Advisor since February 1997, has been active professionally in the investment field for more than twenty-five years. Mr. Scott joined the Advisor as a Vice President in March 1994. Since December 2, 1997, the Advisor and Messrs. Chase and Scott have also served as the investment Advisor and portfolio managers to the Chase Growth Fund (CHASX), another series of the Trust.

Prior Performance of the Advisor
The following table sets forth performance data relating to the historical performance of a private institutional account managed by the Advisor for the periods indicated that has investment objectives, policies, strategies and risks substantially similar to those of the Fund. As of the date of this prospectus, the private institutional account represents approximately $50 million of all assets currently managed by the Advisor. The data is provided to illustrate the past performance of the Advisor in managing a substantially similar account as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The performance data shown below was calculated in accordance with the detailed standards for preparing and presenting Advisor performance information formulated by the Association for Investment Management and Research. The performance data is unaudited. All returns presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private institutional account of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns.

The private institutional account for which results are reported is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code.

Consequently, the performance results for the private institutional account could have been adversely affected if the private institutional account had been regulated as an investment company. In addition, the operating expenses incurred by the private institutional account were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the private institutional account are greater than what Fund performance would have been.

	Average Annualized Total Return through 12/31/03
			Since Inception
	One Year	Five Years	(04/01/94)
Advisor’s Private Institutional Mid-Cap Account	28.92%	6.98%	12.98%
S & P 500 (1)	28.69%	(0.58%)	11.80%
S & P 400 Mid Cap (2)	30.94%	6.48%	13.83%
Russell Mid-Cap Growth(3)	42.70%	2.00%	10.01%

(1)    The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)    The Standard and Poor’s 400 Midcap Growth Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

(3)    The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets attributable to each class of the Fund, then subtracting liabilities attributable to Class A and Class C shares. The net asset amount attributable to each class is divided by the number of Class A and Class C shares held by investors.

In calculating the NAV, the Fund’s securities are valued using current market prices, if available. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Trustees of the Trust.

The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

Purchasing Shares

The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

You may purchase Fund shares at the next public offering price ("POP") calculated after your order and payment are received in proper form. The POP is equal to the NAV plus the initial sales charge, if any. Your order to buy shares is in proper form when your signed Application Form and check or wire payment is received.

Opening a New Account

You may purchase shares of the Fund by mail, by wire or through financial institutions. An Application Form accompanies this prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll free at 1-888-861-7556. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be "market timers."

The Fund will not accept payment in cash, including cashier’s check or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Purchasing Shares by Mail

Please complete the attached Application Form and mail it with your check, payable to the Chase Mid-Cap Growth Fund, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at the following address:

Chase Mid-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an Application Form via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund’s Transfer Agent at the following address:

Chase Mid-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

In compliance with the USA PATRIOT ACT of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Trust’s Anti-Money Laundering Program. As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-888-861-7556 if you need additional assistance when completing your Account Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. Each Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchasing Shares by Wire

To order by wire, you must have a wire account number. Please call the Transfer Agent toll free at 1-888-861-7556 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number and further instructions. If you send your purchase by wire without the account number, your order may be delayed. You will be asked to fax your Application Form.

Once you have the account number, your bank or other financial institution may send the wire to the Fund’s Transfer Agent with the following instructions:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: Chase Mid-Cap Growth Fund
                                (your name or the title on the account)
                                (your account #)

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through Financial Institutions

The Fund is offered through financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributor. Investment professionals who offer shares may require payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investments.

Minimum Investments

The minimum initial investment for the Fund is $2,000. Subsequent investments must be in amounts of $250 or more. Exceptions may be made at the Fund’s discretion.

Share Class Alternatives

The Fund is authorized to issue investors two different classes of shares. Currently the Fund only offers Class A Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares you are purchasing. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements."

Automatic Investment Plan

You may make regular monthly investments in amounts of $250 or more using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a pre-authorized amount on or about the 15th day of each month. You may select this service by completing the Automatic Investment Plan section of the Application Form and sending a voided check. You may terminate your participation in this Plan by calling the Transfer Agent at 1-888-861-7556.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee.

Selling Your Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order in proper form, less any applicable redemption fee or deferred sales charge. You may sell your shares by mail, wire or through a financial institution.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% redemption fee if you redeem your shares within two months of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charges are a percentage of the net asset value at the time of purchase.

Redemption proceeds are normally mailed to you within three business days, but the Fund reserves the right to delay mailing proceeds until the seventh day if sending proceeds earlier could adversely affect the Fund. If any shares that you are selling are part of an investment that you’ve paid for with a check, the Fund may delay sending your redemption proceeds until your check to purchase shares clears, which can take up to 15 days.

Selling Your Shares by Mail

You may redeem your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:

Chase Mid-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Selling Your Shares by Telephone

If you authorized the Transfer Agent to accept telephone instructions by completing the "Telephone Privileges" section of the Fund’s Application Form, you may sell your shares by calling the Transfer Agent toll free at1-888-861-7556. Your redemption will be mailed or wired according to your instructions to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened.

Signature Guarantee. A signature guarantee must be included if any of the following situations apply:

  You wish to redeem more than $10,000 worth of shares;
  The redemption is being mailed to a different address from the one on your account (record address); or
  The redemption is being made payable to someone other than the account owner.
  The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.
  A change of address request has been received by the transfer agent within the last 15 days.
Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund’s transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

DISTRIBUTION ARRANGEMENTS

You may purchase Fund shares at the POP (which may include an initial sales charge). The amount of the initial sales charge you pay depends on the amount of your purchase. The following schedule displays the percentage you will pay.

Class A Shares
	Sales Charge as a		Dealer Discount
	Percentage of		as a Percentage
	Offering	Net Amount	of Offering
	Price	Invested	Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	1.00%	1.01%	1.00%

Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Quasar Distributors, LLC pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge – Class C Shares" below. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 Fee and Shareholder Servicing Fee as described below.

Right of Accumulation – Class A Shares.
After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention – Class A Shares. A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges – Class A Shares.

No sales charge shall apply to:

(1)  the front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005;

(2)   reinvestment of income dividends and capital gain distributions;

(3)   exchanges of the Chase Growth Fund’s shares for those of the Fund;

(4)   purchases of Fund shares made by current or former trustees, officers, employees, or agents of the Trust, the Advisor, the distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5)  clients of the Advisor;

(6)   shareholders of other registered open-end investment management companies that are managed by the Advisor;

(7)   purchases of Fund shares by the Fund’s distributor for their own investment account and for investment purposes only;

(8)   a "qualified institutional buyer," including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

(9)    a charitable organization, as defined by the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(10) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(11) institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(12) the purchase of Fund shares, if available, through certain third-party fund "supermarkets". Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Waiver of Deferred Sales Charge – Class C Shares.

The deferred sales charge on Class C Shares is waived for: (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2; (2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan). Additional information regarding the waiver of sales charges may be obtained by calling the Fund at 1-888-861-7556.

Rule 12b-1 Fees

The Fund has a Plan of Distribution (the "12b-1 Plan") for its Class C Shares. The Fund, through the 12b-1 Plan, may reimburse the distributor up to a maximum of 0.75% of the average daily net assets of Class C Shares of the Fund for certain activities and expenses of selling shares. Because 12b-1 Plan expenses are paid by Class C Shares on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges. These expenses of Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers.

Shareholder Servicing Plan

The Fund has a shareholder servicing plan for its Class A and Class C shares. The Fund may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders. The authorized agents may provide a variety of services, such as: 1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; 2) providing shareholders with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; 3) processing dividend and distribution payments from the Fund on behalf of shareholders; 4) providing information periodically to shareholders showing their positions; 5) arranging for bank wires; 6) responding to shareholder inquiries concerning their investment; 7) providing sub-accounting with respect to Shares beneficially owned by shareholders or the information necessary for sub-accounting; 8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and 9) providing similar services as may reasonably be requested.

The Fund does not monitor the actual services being performed by authorized agents under each plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that authorized agents may receive, including any service fees that authorized agents may receive from the Fund and any compensation the authorized agents may receive directly from its clients.

General

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases. Review the SAI or call the Fund at 1-888-861-7556 for further information.
Distributions and Taxes

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains. Distributions will automatically be reinvested in additional shares unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested. Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-888-861-7556.

Financial Highlights

The table shows the financial performance for the Predecessor Mid Cap Fund for the periods shown. Class C Shares of the Fund have not commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Class A Shares of the Predecessor Mid Cap Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a share outstanding throughout each period – Class A Shares

Predecessor Mid Cap Fund

	Period ended +	Year ended	Periods ended
	March 31, 2004	September 30, 2003	September 30, 2002*	November 30, 2001^
Per Share Operating Performance
Net asset value, beginning of period		$19.49	$26.96	$20.00

Income from investment operations-
Net investment loss		(0.08)	(0.02)	(0.35)
Net realized and unrealized gain (loss) on
investments		1.21	(0.70)	7.31

Total from investment operations		1.13	(0.72)	6.96

Less distributions from net realized gains on
investments		—	(6.75)	—

Net asset value, end of period		$20.62	$19.49	$26.96

Total Return		5.80%	(3.56%)	34.79%

Ratios/Supplemental Data
Net assets, end of period (000’s)		$3,668	$527	$221
Ratio to average net assets (A)
Expenses, net		1.48%	1.48%**	2.00%**
Net investment loss		(0.88%)	(0.69%)**	(1.25%)**
Portfolio turnover rate		129.00%	0.00%	683.55%
*      The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
**   Annualized
^      Commencement of operation was January 1, 2001.
(A)  Expense reimbursements and fee waivers reduced the expense ratio and increased net investment income ratio by 5.79% for the year ended September 30, 2003, 67.15% for the period ended September 30, 2002 and by 16.49% for the period ended November 30, 2001.
+     Unaudited for six month period ending March 31, 2004.

Advisor
Chase Investment Counsel Corp.
300 Preston Avenue, Suite 403
Charlottesville, Virginia 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Accountants
Tait, Weller & Baker
1818 Market Street
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;
•    Information you give us orally; and
•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Chase Growth Fund
a Series of Advisors Series Trust
For More Information

For more information please log on to the Fund’s web site at http://www.chaseinv.com

The Statement of Additional Information (SAI), incorporated by reference in this prospectus, includes additional information about the Fund.

The Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request your free copy of the SAI or shareholder reports, or to request other information, please call toll-free at 1-888-861-7556 or write to the Fund:

Chase Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available:

•    Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or
•    For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•    For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC File Number is 811-07959)

CHASE MID-CAP GROWTH FUND

Prospectus
July ___¸ 2004

STATEMENT OF ADDITIONAL INFORMATION
July ___, 2004

CHASE MID-CAP GROWTH FUND
a series of
ADVISORS SERIES TRUST
300 Preston Avenue, Suite 403
Charlottesville, Virginia 22902-5091
1-888-861-7556

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus dated July ___, 2004, as may be revised, of the Chase Mid-Cap Growth Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the above address or telephone number.

The Fund’s audited financial statements and notes thereto for the fiscal period ended September 30, 2003, and the unqualified report of Tait, Weller and Baker, the Fund’s independent auditors, on such financial statements are included in the Fund’s Annual Report to Shareholders for the period ended September 30, 2003, (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

TABLE OF CONTENTS

The Trust	2
Investment Objectives and Policies	2
Management	11
The Fund’s Investment Advisor	16
The Fund's Service Providers	19
Portfolio Transactions and Brokerage	20
Portfolio Turnover	21
Determination of Net Asset Value	21
Purchase And Redemption of Fund Shares	23
Tax Status	26
Performance Information	27
Anti-Money Laundering Program	29
Proxy Voting Policy	29
General Information	30
Code of Ethics	31
Financial Statements	31
Appendix A	33
Appendix B	35

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The predecessor Chase Mid-Cap Growth Fund commenced operations on January 1, 2001 as the Newby Fund. On September 5, 2002, the Newby Fund changed its name to the Chase Mid-Cap Growth Fund, a separate investment portfolio or series of The World Funds, Inc, ("Predecessor Fund"). On August     , 2004, the Predecessor Fund reorganized into the Fund. Before the reorganization the Fund had no assets or liabilities.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Currently, the Fund is authorized to issue two classes of shares: Class A Shares, sold with a maximum front-end sales charge of 5.75% and Class C Shares, sold with a reduced front-end sales charge of 1.00% and a contingent deferred sales charge of 2.00% if shares are redeemed within two months of purchase. The Fund is a "non-diversified" series, as that term is defined in the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies. The Fund’s investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Trustees of the Trust without shareholder approval.

Investment Objective
The Fund’s investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

Strategies and Risks
In addition to the risks associated with particular types of securities, which are discussed below, the Fund is subject to general market risks. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies that have a mid-size market capitalization (a "mid-cap company"). This is not a fundamental policy and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior notice. The Advisor considers a mid-cap company to be one that has a market capitalization of between $1 billion and $15 billion. Equity securities may include, but are not limited to, common stocks, preferred stocks, convertible securities and American Depositary Receipts ("ADRs"). In addition, the Fund may invest a portion of its assets in foreign issuers through the use of depositary receipts such as ADRs. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

Convertible Securities - The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Foreign Investments - The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

Depositary Receipts - Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. In addition to the risk of foreign investments applicable to the underlying securities, unsponsored DRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Risks of Investing in Foreign Securities - The Fund’s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Warrants - The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities - The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody’s Investors Service, Inc. ("Moody’s"), or BBB or higher by Standard & Poor’s Ratings Group ("S&P") at the time of purchase or, unrated securities which the adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund’s investment objective.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

U.S. Government Securities - The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Small Companies - The Fund may invest in small companies. Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Mid-Cap Securities - The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger companies. Historically, stocks of mid-cap companies have been more volatile than stocks of larger companies and may be considered more speculative than investments in larger companies. Thus, securities of mid-cap companies present greater risks than securities of larger, more established companies. You should consider that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Repurchase Agreements - As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller’s agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund’s right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities - The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Advisor to be illiquid will be included in the Fund’s policy which limits investments in illiquid securities.

Leveraging - The Fund may borrow money to increase its holdings of portfolio securities. This is known as "leveraging." Since the Fund must maintain asset coverage of 300% on borrowed monies, the Fund could be required to sell investments at an inopportune time to satisfy this requirement. Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by the Fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed monies.

Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund’s shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.

Interest on borrowings is an expense the Fund would not otherwise incur. The Advisor does not currently intend to engage in leveraging and will not engage in leveraging until proper notification is presented in the prospectus.

Short Sale - There are risks involved with selling securities short. The Fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions. Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund’s ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund’s ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options - The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange-traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange-traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts - Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin."

Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund’s net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures - Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund’s portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund’s portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund’s strategies for hedging its securities.

Short-Term Investments.

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits- The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations - The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper and Short-Term Notes and Other Corporate Obligations - The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor’s Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody’s Investors Service, Inc. ("Moody’s"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less than the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody’s.

Government Obligations - The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Investment Company Securities - The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Other Investments - The Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund’s investment objective and that such investment would not violate the Fund’s fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions that cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)  Invest in companies for the purpose of exercising management or control;

2)   Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)    Purchase or sell commodities or commodity contracts;

4)   Invest in interests in oil, gas, or other mineral exploration or development programs;

5)   Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6)    Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7)   Participate on a joint or a joint and several basis in any securities trading account;

8)    Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9)   Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

10)  Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities.

In applying the fundamental policy concerning concentration, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i)   Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii)  Technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii)  Utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)  Invest more than 15% of its net assets in illiquid securities; or

2)  Engage in arbitrage transactions.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees ***	Other Directorships Held

Independent Trustees

Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant.	2	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.

Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Independent Director, The Forward Funds.

George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	2	None.

James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	2	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals, Cancervax.

George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	2	Trustee, E*TRADE Funds.

Interested Trustee of the Trust

Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Treasurer, Guinness Atkinson Funds; formerly, Executive Vice President, Investment Company Administration, LLC; ("ICA") (mutual fund administrator and the Fund’s former administrator).	2	None.

Officers of the Trust

Eric M. Banhazl (see above)	President (Interested Trustee – see above.)	Indefinite term since February 1997.	See Above.	2	See Above.

Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	2	None.

Rodney A. DeWalt (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	2	None.

*          Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.

**        Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

***      The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund and the Chase Growth Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series except the Chase Growth Fund.

Compensation - During the past fiscal year, each Independent Trustee received $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series comprising the Trust. In an effort to meet the industry’s best practice standard, the Board recently reviewed trustee compensation. Effective April 1, 2004, the Independent Trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust [1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[2]

Walter E. Auch, Trustee	$18,000	None	None	$18,000
Donald E. O’Connor, Trustee	$18,000	None	None	$18,000
George T. Wofford III, Trustee	$18,000	None	None	$18,000
James Clayburn LaForce, Trustee	$18,000	None	None	$18,000
George J. Rebhan, Trustee	$18,000	None	None	$18,000

1  For the fiscal year ended September 30, 2003.
2    There are currently numerous series comprising the Trust. For the fiscal year ended September 30, 2003, no trustees’ fees and expenses were allocated to the Fund. The Fund had not commenced operations as a series of the Trust.

Board Committees

The Trust has three standing committees: The Audit Committee, Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Fund.

As of September 11, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee has not met with respect to the Fund.

Board Interest in the Fund - The Trustees and Officers of the Trust as a group do not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. Neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

Sales Loads - No front-end or contingent deferred sales charges are applied to purchase of Class A Shares or Class C shares by current or former Trustees, officers, employees or agents of the Trust, the Advisor, the Distributor and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of June   , 2004, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

Name and Address	Number of Shares	Percentage of Fund
Derwood S. Chase, Jr.
300 Preston Avenue, #403
Charlottesville, VA 22902-5091

As of ___________, 2004, the officers and Trustees of the Fund owned of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISOR

Chase Investment Counsel Corp. acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine, the Advisor is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund’s assets shall be held uninvested. The Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

In granting its approval of the Advisory Agreement at a meeting of the Board on June 30, 2004, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. Because the Advisor manages another fund in the Trust, the Board also discussed: (a) the Advisor’s performance (on an absolute and relative basis); (b) the Advisor’s adherence to compliance procedures; (c) the Advisor’s generally positive relationship with the Board; (d) the Advisor’s marketing activity and commitment to responsible fund growth; (e) the overall quality of services provided to the other fund; and (f) such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Pursuant to the terms of the Advisory Agreement, the Advisor is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of the Trust, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s expense limitation, the Advisor shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Advisor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee of 1.00% computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Advisor had previously agreed to limit the aggregate expenses of the Predecessor Fund to 1.48% of Class A shares average daily net assets and 2.23% of Class C shares average daily net assets. As a result, for the periods indicated, the Predecessor Fund paid the following advisory fees to its Advisor:

September 30,	Total Fees Accrued by Advisor	Fees Waived/ Expenses Absorbed	Balance Paid to Advisor

2003	$15,681	$86,766	$0
2002 (1) (2)	$8,900	31,710	$0
2001 (1) (2)	$0	37,777	$0

(1)     For the period from September 1, 2002 (the date the Advisor became investment adviser to the Predecessor Fund) through September 30, 2002, the Advisor reimbursed expenses of $3,810 pursuant to the terms of the expense limitation agreement. For the period from December 1, 2001 through August 31, 2002, CCM reimbursed expenses of $27,900 pursuant to the terms of its expense limitation agreement. For the period from January 1, 2001 (commencement of operations) through November 30, 2001, CCM and xGENx, LLC ("xGENx"), the Predecessor Fund’s former investment adviser/sub-adviser, waived fees of $2,863 and reimbursed expenses of $34,914 pursuant to the terms of the expense limitation commitments they had in place with the Fund.

(2)     For the period from August 10,   2001 through September 1, 2002, Commonwealth Capital Management, LLC served as the investment adviser for the Predecessor Fund. For the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx, served as the investment adviser for the Predecessor Fund. For the period from August 10, 2001 through October 2, 2001, xGENx served as the sub-adviser for the Predecessor Fund. For their services as investment adviser to the Predecessor Fund, each of CCM and xGENx were entitled to receive a base advisory fee of 1.25% of the Predecessor Fund’s average daily net assets. The base advisory fee was subject to a monthly adjustment if the Predecessor Fund exceeded or failed to meet certain performance criteria. The maximum adjustment (increase or decrease) to the fee was 1.00% per annum. For the period from December 1, 2001 through August 31, 2002, CCM waived its entire investment advisory fee of $8,586. For the period from August 10 , 2001 through November 30, 2002, CCM waived the entire investment advisory fee. In addition, for the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx waived the entire investment advisory fee.

The Advisor has entered into an Operating Expense Limitation Agreement with the Fund and has agreed to continue to limit the Net Annual Operating Expenses to 1.48% of Class A shares average daily net assets and 2.23% of Class C shares average daily net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund’s expenses are less than the limit agreed to by the Advisor.

The Distributor

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund’s shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker-dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Plan of Distribution - The Fund has a Distribution 12b-1 Plan (the ""12b-1 Plan") for its Class C Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Trustees of the Trust and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will compensate the Advisor as Distribution Coordinator at an annual rate of 0.75% of the average daily net assets attributable to a Fund’s outstanding Class C Shares. As of the date of this SAI, the Fund had not yet offered Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plan for the fiscal years or periods ended September 30, 2003, September 30, 2002 and November 30, 2001.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity that is primarily intended to result in the sale of shares issued by the Trust." Rule 12b-1 provides, among other things, that an investment Trust may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provide that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provide that they may not be amended to increase materially the costs which Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class C Shares. The 12b-1 Plan are subject to annual re-approval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Class C Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

Shareholder Servicing Plan - The Fund has adopted a shareholder service plan on behalf of its Class A Shares and Class C Shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; 2) providing shareholders with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; 3) processing dividend and distribution payments from the Fund on behalf of shareholders; 4) providing information periodically to shareholders showing their positions; 5) arranging for bank wires; 6) responding to shareholder inquiries concerning their investment; 7) providing sub-accounting with respect to Shares beneficially owned by shareholders or the information necessary for sub-accounting; 8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and 9) providing similar services as may reasonably be requested.

THE FUND’S SERVICE PROVIDERS

Fund Administrator

Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator") acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days’ written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

For the periods indicated, the Predecessor Fund paid to Commonwealth Shareholder Services ("CSS"), the Predecessor Fund’s administrator, the following in administration fees:

Administrative Fees Paid to CSS

	September 30,

	2003	2002 (1)	2001 (2)

Chase Mid-Cap Growth Fund	$21,917	$1,780	$459

(1) Period from December 1, 2001 through September 30, 2002
(2) Period from January 1, 2001 through November 30, 2001

Custodian and Transfer Agent

U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as Custodian of the securities and other assets of the Fund. The Custodian, Distributor, Transfer Agent, and Administrator are affiliated companies. US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund’s transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

Independent Accountants and Legal Counsel

Tait Weller & Baker, 1818 Market Street, Philadelphia, Pennsylvania 19103, are the independent accountants for the Fund. Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, San Francisco, California  94105 is counsel to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund. The Board will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices of the industry.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not place securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of its shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.

Brokerage Commissions for Predecessor Fund

	Fiscal Year Ended September 30,
	2003*	2002 (1)	2001 (2)

Brokerage commissions	$5,783	$112	$0

(1) Period from December 1, 2001 through September 30, 2002
(2) Period from January 1, 2001 through November 30, 2001

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisor makes purchases and sales for the Fund’s portfolio whenever necessary, in the Advisor’s opinion, to meet the Fund’s objective. The Advisor anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculated its net asset value per share as of September 30, 2003 is as follows:

Net Assets	=	Net Asset Value Per Share

Shares Outstanding

$3,668,032	=	$20.62

177,881

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Security Dealers Automated Quotation ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last mean price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last mean price.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Computation of Offering Price - A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on September 30, 2003 and the maximum front-end sales charge of 5.75%, is as follows:

Class A Shares
Net Assets	$ 3,668,032
Shares Outstanding	177,881
Net Asset Value Per Share	$20.62
Sales Charge (5.75% of the offering price)	$1.26
Offering Price to Public	$21.88

PURCHASE AND REDEMPTION OF FUND SHARES

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

Fund shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4 p.m. Orders are in proper form only after investment money is converted to U.S. dollars. Orders paid by check and received by 4 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected, which may take up to 15 calendar days. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Selected securities brokers, dealers or financial intermediaries may offer shares of the Fund. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund’s daily cutoff time, currently the close of regular NYSE trading. Orders received after that time will be purchased at the next-determined net asset value.

Right of Accumulation - After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in the Fund previously purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention - A reduced sales charge on Class A Shares applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Fund- Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling Shares Through your Investment Representative- Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

Delivery of Proceeds - The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Telephone Redemptions - Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if such procedures are observed, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind - Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Redemption Fee - Class A will assess a 2.00% fee on the redemption of Fund shares purchased and held for less than two months. This fee is paid to the Fund to help offset transactions costs and administrative expenses. The Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least 60 days’ notice to shareholders, change the terms and/or amount of this fee. This fee may not be applicable to certain qualified accounts held by financial intermediaries.

Exchanging Shares - Shareholders may exchange their shares for shares of the Chase Growth Fund. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder’s account a $10 service fee each time there is a telephone exchange. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Advisor believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be affected at net asset value of the Fund next computed after your request for exchange is received in proper form.

TAX STATUS

Distributions and Taxes

Distributions of net investment income - The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in complex securities - The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the tax character of distributions - The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Trust, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations - Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations - Because the Fund’s income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

PERFORMANCE INFORMATION

The Predecessor Fund commenced investment operations on January 1, 2001, and had only issued Class A Shares of the Fund. On September 1, 2002, the Advisor began managing the Predecessor Fund’s investment portfolio and changed the investment strategy to focus in on mid-cap securities. In connection with this change in Advisor and investment strategy, the Fund is not quoting its prior investment performance.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund’s total return for any period should not be considered as a representation of what an investment may earn or what an investor’s total return may be in any future period.

Average Annual Total Return

Average Annual Total return quotations used in the Fund’s prospectus are calculated according to the following formulas:

P(1 + T)n = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Total return, or "T" in the above formula, is computed by finding the compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The average annual total return computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:

One Year	Since Inception 9/1/2002

During this period certain fees and expenses of the Fund were either waived or reimbursed. Accordingly, total return is higher than it would have been had these fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions):

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T) n = ATV D

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD " equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:

One Year	Since Inception 9/1/2002

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The Fund’s quotations of average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula:

P(1 + T) n = ATV DR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATV DR " equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV DR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

The average annual total return (after taxes on distributions and redemptions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended September 30, 2003 was as follows:

One Year	Since Inception 9/1/2002

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor’s Proxy Policies") are reasonably designed to ensure that proxies are voted in the best interests of the Fund’s shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor’s Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

Certain of the Advisor’s proxy voting guidelines are summarized below:

  With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
  With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management’s bargaining position but do not discourage series offers, such as poison pills; and
  With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.
Where a proxy proposal raises a conflict of interest between the Advisor’s interest and the Fund’s interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-861-7556 and on the SEC’s web site at www.sec.gov.

GENERAL INFORMATION

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders annually.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

If they deem it advisable and in the best interests of shareholders, the Board may create additional series of shares which differ from each other only as to dividends. The Board has created numerous series of shares, and may create additional series in the future, each of which has separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has two classes of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

CODE OF ETHICS

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The annual report for the Fund for the fiscal year ended September 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent public accountants appearing therein are incorporated by reference in this SAI.

APPENDIX A
CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC: The rating CC typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.

APPENDIX B
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on Fund employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

PART C
(Chase Mid Cap Growth Fund)

OTHER INFORMATION

Item 23. Exhibits

(a)            Agreement and Declaration of Trust dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(b)           Amended and Restated Bylaws dated June 27, 2002 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003, and is incorporated herein by reference.

(c)           Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)           Form of Investment Advisory Agreement to be filed by amendment.

(e)           Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(f)           Bonus or Profit Sharing Contracts is not applicable.

(g)           Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and is incorporated herein by reference.

(h)           Other Material Contracts

(i)            Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(ii)           Form of Transfer Agency Service Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003, and is incorporated herein by reference.

(iii)          Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002 and is incorporated herein by reference.

(iv)         Form of Operating Expenses Limitation Agreement to be filed by amendment.

(v)          Power of Attorney was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on September 16, 2002 and is incorporated herein by reference.

(i)            Opinion of Counsel is not applicable.

(j)            Consent of Independent Public Accountants is not applicable.

(k)           Omitted Financial Statements is n ot applicable.

(l)           Agreement Relating to Initial Capital is not applicable.

(m)         Rule 12b-1 Plan is not applicable.

(n)         Rule 18f-3 Plan is n ot applicable.

(o)          Reserved.

(p)          Code of Ethics.

(i)           Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 61 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on April 19, 2000 and is incorporated herein by reference.

(ii)          Code of Ethics for Advisor was previously filed with Registrant’s Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on August 23, 2000 and is incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Bylaws and Paragraph 6 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and Other Connections of the Investment Adviser

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated April 19, 2004. The Advisor’s Form ADV may be obtained, free of charge, at the SEC's web site at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a)   Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Harding, Loevner Funds, Inc.
AHA Investment Funds	The Hennessy Funds, Inc.
Alpine Equity Trust	The Hennessy Mutual Funds, Inc.
Alpine Series Trust	Jacob Internet Fund
Alpine Income Trust	The Jensen Portfolio, Inc.
Alternative Investment Advisors	Kirr Marbach Partners, Funds, Inc.
Brandes Investment Trust	Kit Cole Investment Trust
Brandywine Advisors Fund, Inc.	Light Revolution Fund, Inc.
Brazos Mutual Funds	LKCM Funds
Buffalo Funds	Masters’ Select Funds
CCM Advisors Funds	Matrix Advisors Value Fund, Inc.
CCMA Select Investment Trust	Monetta Fund, Inc.
Country Mutual Funds Trust	Monetta Trust
Cullen Funds Trust	MP63 Fund
Dow Jones Islamic Index	MUTUALS.com
Everest Funds	NorCap Funds
First American Funds, Inc.	Optimum Q Funds
First American Insurance Portfolios, Inc.	Permanent Portfolio
First American Investment Funds, Inc.	Professionally Managed Portfolios
First American Strategy Funds, Inc.	Prudent Bear Mutual Funds
FFTW Funds, Inc.	Rainier Funds
Fort Pitt Capital Funds	SEIX Funds, Inc.
Fremont Funds	TIFF Investment Program, Inc.
Glenmede Fund, Inc.	Wexford Trust
Guinness Atkinson Funds	Zodiac Trust

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)   Not applicable.

Item 28. Location of Accounts and Records.

               The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 2nd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, Ohio 45202
Registrant’s Investment Advisor	Chase Investment Counsel Corp. 300 Preston Avenue, Suite 403 Charlottesville, Virginia 22902-5091

Item 29. Management Services Not Discussed in Parts A and B.

                Not Applicable.

Item 30. Undertakings.

               Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 7th day of May 2004.

ADVISORS SERIES TRUST

By: /s/Eric M. Banhazl*
Eric M. Banhazl
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities and on May 7, 2004.

Signature	Title

/s/ Eric M. Banhazl* Eric M. Banhazl	President and Trustee

/s/ Walter E. Auch* Walter E. Auch	Trustee

/s/ Donald E. O’Connor* Donald E. O’Connor	Trustee

/s/ George T. Wofford III* George T. Wofford III	Trustee

/s/ George J. Rebhan* George J. Rebhan	Trustee

/s/ James Clayburn LaForce* James Clayburn LaForce	Trustee

/s/ Douglas G. Hess Douglas G. Hess	Treasurer and Principal Financial and Accounting Officer

* /s/Douglas G. Hess Douglas G. Hess Attorney-in-Fact pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit	Exhibit No.

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